MARKETABLE SECURITIES AND FAIR VALUE MEASUREMENTS (Schedule of Debt Securities on Maturity) (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Marketable Securities and Fair Value Measurement [Abstract]
Due within one year	$ 308,671	$ 243,094
1 to 2 years	49,259	124,037
2 to 3 years	15,717	7,458
Total	$ 373,647	$ 374,589